OTHER RECEIVABLES, PREPAYMENTS AND OTHER CURRENT ASSETS, PREPAYMENTS AND OTHER NON - CURRENT ASSETS - Prepayments and other non-current assets (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Prepayments and other non-current assets
Prepaid insurance premiums	$ 62
Other prepayments for research and development expense	3,235	$ 31
Total	$ 3,297	$ 31